LETTER TO THE SHAREHOLDERS OF J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

July 1, 1999

Dear Shareholder,

The fiscal year ended May 31 proved to be another difficult period for small-cap stocks, as investors continued to prefer larger-cap U.S. stocks to small ones. During this time, the J.P. Morgan U.S. Small Company Opportunities Fund posted a negative 0.49% return, falling short of the 3.93% return of the Russell 2000 Growth Index but beating the negative 4.21% return of the Lipper Small Company Fund Average.

The fund's net asset value decreased to $12.17 per share at May 31, 1999, from $12.57 per share at May 31, 1998. The fund made a distribution of approximately $0.31 per share from short-term capital gains. On May 31, 1999, the net assets of the fund were approximately $286 million, while the assets of The U.S. Small Company Opportunities Portfolio, in which the fund invests, amounted to approximately $285 million.

This report includes a discussion with Candice Eggerss, a member of the portfolio management team for The U.S. Small Company Opportunities Portfolio. In this interview, Candice talks about the events of the previous year that had the greatest effect on the portfolio and discusses her investment strategy.

As chairman and president of Asset Management Services, we appreciate your investment in the fund. If you have any comments or questions, please call your Morgan representative or J.P. Morgan Funds Services at (800) 766-7722.

Sincerely yours,

/s/ Ramon de Oliveira                    /s/ Keith M. Schappert

Ramon de Oliveira                        Keith M. Schappert
Chairman of Asset Management Services    President of Asset Management Services
J.P. Morgan & Co. Incorporated           J.P. Morgan & Co. Incorporated


--------------------------------------------------------------------------------
TABLE OF CONTENTS
LETTER TO THE SHAREHOLDERS ........ 1     FUND FACTS AND HIGHLIGHTS ......... 6

FUND PERFORMANCE .................. 2     FINANCIAL STATEMENTS .............. 8

PORTFOLIO MANAGER Q&A ............. 3
--------------------------------------------------------------------------------

FUND PERFORMANCE

EXAMINING PERFORMANCE
There are several ways to evaluate a mutual fund's historical performance record. One approach is to look at the growth of a hypothecal investment of $10,000. The chart at right shows that $10,000 invested on June 16, 1997, would have grown to $12,167 on May 31, 1999.

Another way to look at performance is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

GROWTH OF $10,000 SINCE FUND INCEPTION*
JUNE 16, 1997 - MAY 31, 1999

J.P. Morgan U.S. Small Company Opportunities Fund                  $12,167
Lipper Small Company Growth Fund Average                           $11,239
Russell 2000 Growth Index                                          $11,645

LIPPER PERFORMANCE AVERAGES ARE CALCULATED BY TAKING AN ARITHMETIC AVERAGE OF THE RETURNS OF THE FUNDS IN THE GROUP. THE AVERAGE ANNUALIZED RETURNS WHICH RESULT FROM THIS METHODOLOGY WILL DIFFER FROM ANNUALIZING THE GROWTH OF THE MINIMUM INITIAL INVESTMENT.

PERFORMANCE                                         TOTAL RETURNS             AVERAGE ANNUAL TOTAL RETURNS
                                                    ---------------------     -----------------------------------
                                                    THREE        SIX          ONE                      SINCE
AS OF MAY 31, 1999                                  MONTHS       MONTHS       YEAR                     INCEPTION*
-------------------------------------------------------------------------     -----------------------------------
J.P. Morgan U.S. Small Company Opportunities Fund    5.19%       10.59%        -0.49%                    10.78%
Russell 2000 Growth Index**                         12.89%       16.87%         3.93%                     8.27%
Lipper Small Company Fund Average                   10.40%        9.41%        -4.21%                     5.92%

AS OF MARCH 31, 1999
-------------------------------------------------------------------------     -----------------------------------
J.P. Morgan U.S. Small Company Opportunities Fund   -1.32%       21.46%        -9.88%                    10.75%
Russell 2000 Growth Index**                         -1.68%       21.56%       -11.04%                     3.85%
Lipper Small Company Fund Average                   -5.96%       12.51%       -15.48%                     2.08%

*THE FUND COMMENCED OPERATIONS ON JUNE 16, 1997, AND HAS PROVIDED A TOTAL RETURN OF 12.12% FROM THAT DATE THROUGH MAY 31, 1999. FOR THE PURPOSES OF COMPARISON, THE "SINCE INCEPTION" RETURNS ARE CALCULATED FROM JUNE 30, 1997, THE FIRST DATE WHEN DATA FOR THE FUND, ITS BENCHMARK, AND ITS LIPPER CATEGORY AVERAGE WERE AVAILABLE.

** THE RUSSELL 2000 GROWTH INDEX IS AN UNMANAGED INDEX OF SMALL, GROWTH-ORIENTED U.S. STOCKS. IT DOES NOT INCLUDE FEES OR OPERATING EXPENSES AND IS NOT AVAILABLE FOR ACTUAL INVESTMENT.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME REINVESTMENT OF FUND DISTRIBUTIONS. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING SOURCE FOR MUTUAL FUND DATA.

PORTFOLIO MANAGER Q&A

[PHOTO]

The following is an interview with CANDICE EGGERSS, vice president, and a member of the portfolio management team for The U.S. Small Company Opportunities Portfolio. Before joining Morgan in 1996, Candice was a partner at Weiss, Peck & Greer. Prior to that, she was employed by Equitable Capital and Morgan Stanley in such positions as analyst, portfolio manager, and research director. Candice received her B.S. from Stanford University and her M.B.A. from Columbia University. This interview took place on June 14, 1999, and reflects Candice's views on that date.

HOW HAS THE U.S. EQUITY MARKET PERFORMED OVER THE PAST YEAR?

CE: The tough times persisted for small-cap stocks for most of the period, as measured by the Russell 2000 Growth Index, while the Dow and S&P 500 continued to surge ahead. Volatility, however, was a common trait among all the equity indices.

For much of the second half of 1998, and particularly in the summer, there was a flight to quality, as investors eschewed small-cap equities in favor of some of the largest-cap stocks the U.S. market has to offer. Large U.S. stocks were seen as a liquid and stable haven, shielding assets from the uncertainties shaking the global economy. Small-cap issues were punished for their perceived lack of quality and limited liquidity, regardless of their fundamentals.

In October of last year, the Federal Reserve lowered short-term interest rates in an attempt to stabilize the global economy. As investors' nerves began to steady, small caps began to bounce back, but a small number of larger-cap stocks continued to dominate the market. The strong U.S. economy was a big reason for the success of the equity market during this period, as it buoyed corporate profits of domestically focused companies in industries like automaking, homebuilding, and retailing. In the tech field, the emergence of e-commerce and a rash of Internet-related IPOs generated some excitement.

Although there have been hints of a general equity market broadening since the small-cap market hit its October 1998 lows, it really wasn't until mid-April that market leadership began to broaden in earnest and include stocks along the entire market-cap spectrum. Signs of a bottoming in the global economy have helped companies in industries that would benefit from global growth, such as those in the energy and cyclical industrial sectors.

The Federal Reserve was active over the past year. In the fall, the Fed eased rates in an attempt to settle world markets. In mid-May, the Fed, concerned over the continued strong pace of the domestic economy and the possibility of inflation, announced that its position on interest rates shifted to a tightening bias from a neutral one. As a result, the general equity market has again come under some pressure.

HOW DID THE FUND PERFORM DURING THE PERIOD?

CE: The fund fell short of its benchmark for the period, returning negative 0.49% for the fiscal year ended May 31, compared with the Russell 2000 Growth Index's return of 3.93%. However, we did outperform the

Lipper Small Company Fund Average of negative 4.21%. Our goal is to outperform the Russell 2000 Growth Index with a minimum amount of risk through the use of sound fundamental research, valuation techniques, and portfolio construction methodologies.

It was one of those strange years when your performance was as much affected by what you didn't own as what you did. During the year, a small number of stocks succeeded in becoming a significant percentage of the Russell 2000 Growth Index. Since the composition of the index is adjusted only once a year, a strong rally in a Russell 2000 Growth Index stock can raise its market cap well above the index's normal maximum of around $1.5 billion. Over the past year, we saw this happen with a number of Internet-related stocks that we felt were inappropriate for a small-cap portfolio such as ours owing to their valuation and size; as a result, these gains were lost to us.

WHICH STOCKS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?

CE: Like everyone else, we're excited about the investment possibilities in the technology sector due to the growth of the Internet. We invest actively in Internet-related companies that have proven business plans, strong management, and the opportunity to capitalize on this burgeoning industry. Two of our better performers in this realm were Exodus Communications and Concentric Network. Exodus offers network-management services to clients with mission-critical Internet operations. Earlier this year, following a successful convertible debt offering and continued growth in Internet traffic, a number of Wall Street analysts upgraded their ratings on the stock. Concentric is a leading provider of services like high-speed Internet access, Web site hosting, and e-commerce capabilities to small to medium-sized businesses. Concentric counts such companies as American Greetings and CyberCash among its clients, and recently announced a planned stock split.

Several communications companies were also positive contributors for the year. We had a good run with MetroNet, a Canadian competitive local exchange carrier
(CLEC) that in March agreed to merge with AT&T Canada. Global Crossing was another communications player that served us well. The company provides long distance telecommunications facilities and services via its network of undersea fiber-optic cable and land-based facilities. We were able to invest in the company at its initial public offering last summer; we sold our position recently when the company made a bid to purchase Frontier, placing Global Crossing outside our market-cap range.

We also experienced strong gains from a number of investments we had in the field of biotechnology. Millennium Pharmaceuticals, Human Genome Sciences, and Affymetrix - all involved in genomic research and engineering - did well during the period. We still hold these stocks and are positive about their prospects.

WHAT STOCKS HINDERED THE PORTFOLIO'S PERFORMANCE?

CE: CMGI and E Trade are two notable examples of high-flying stocks that we did not hold in the portfolio, hurting us relative to the benchmark. CMGI is a publicly traded venture capital firm that invests mainly in Internet start-up companies. CMGI was able to take part in the success that many Internet stocks experienced during the past year. E Trade is an online discount brokerage that has seen its share price and market capitalization just explode over the past six months or so.

Mapics, which provides enterprise software for mid-sized manufacturing concerns, was one of the bigger disappointments for the year among stocks we owned. Its business stalled because of Year 2000 concerns, and the stock has drifted downward over the past year. We still own the stock, as we believe growth will resume in the second half of the year. Speaking of software, HNC Software was another stock that didn't live up to our expectations. The company develops, markets, and supports client-server software. We like the company's business and long-term prospects, but management has disappointed investors with several quarters of below-expectation earnings, and the stock has suffered. We lost patience with the stock and sold our holding. Orbital Sciences, too, has had a track record of disappointing quarters of late. The developer of space-related products and services has strong long-term prospects, including the only commercial satellite data service available today, but the stock has been struggling. We cut back on our holdings of Orbital.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

CE: The success of the small-cap area is dependent upon the general equity market remaining broad. Certainly, from a valuation standpoint, small-cap stocks are attractive relative to large caps. But we're reluctant to call for a reversal of the trend that has seen small caps underperform large caps every year since 1993 - the longest and most intense period of underperformance seen by the small-cap market in at least 20 years. Bad memories of last summer still linger in the minds of investors, and the uncertainty about what actions the Federal Reserve may take in the coming months may hold back the market.

From an asset allocation point of view, however, we think it's wise to have an exposure to small-cap stocks. Since the underperformance of the small-cap market has been so severe, we think that a snapback (when it happens) is likely to happen very quickly. The liquidity that hurt the market as it was heading down should help it on the way back up. Plus, there's something to be said for being ahead of the curve in the small-cap market, because once things start moving up, it may be hard to get into a stock because of its limited liquidity.

And, there are signs that a change may be in the offing. There has been a significant amount of merger and acquisition activity in the small-cap market, with larger companies swooping in and buying smaller ones; this has been prevalent in the utility, REIT, service, and tech industries. To us, this means that the larger companies are finding attractive values in the small-cap sector, which is a good sign that investors may begin to do the same. We've also started to see shifts in money flows away from the largest-cap stocks and into names across the market-cap spectrum.

Earlier in 1999, we increased our holdings in the more cyclical sectors of the market, like chemicals and energy, that we think stand to benefit from an improving global economy. Though we've already seen some bounce in these areas, we think there's more room for growth. And we remain positive on Internet-related stocks, as we expect Internet technology to have a profound impact on the business practices of practically every company in every industry.

FUND FACTS

INVESTMENT OBJECTIVE
J.P. Morgan U.S. Small Company Opportunities Fund seeks to provide long term capital appreciation from a portfolio of equity securities of small companies. The fund seeks to outperform the Russell 2000 Growth Index. It is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher total return over time than might be expected from a portfolio of stocks of large companies.

--------------------------------------------------------------------------------
COMMENCEMENT OF INVESTMENT OPERATIONS
6/16/97

--------------------------------------------------------------------------------
FUND NET ASSETS AS OF 5/31/99
$286,082,179

--------------------------------------------------------------------------------
PORTFOLIO NET ASSETS AS OF 5/31/99
$284,800,833

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
8/20/99, 12/20/99

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATE (IF APPLICABLE)
12/20/99

EXPENSE RATIO
The fund's current annualized expense ratio of 1.07% covers shareholders' expenses for custody, tax reporting, investment advisory and shareholder services. The fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the fund.

FUND HIGHLIGHTS
ALL DATA AS OF MAY 31, 1999

PORTFOLIO ALLOCATION
(AS A PERCENTAGE OF TOTAL INVESTMENTS)

[CHART]

-    TECHNOLOGY 33.5%

-    CONSUMER GOODS
     & SERVICES 18.9%

-    HEALTHCARE 12.9%

-    FINANCE 8.4%

-    TELECOMMUNICATIONS 6.3%

-    INDUSTRIAL PRODUCTS
     & SERVICES 5.7%

-    OTHER 5.7%

-    BASIC INDUSTRIES 5.3%

-    ENERGY 3.1%

-    TRANSPORTATION 0.2%



LARGEST EQUITY HOLDINGS                                 % OF TOTAL INVESTMENTS
------------------------------------------------------------------------------
NEXTLINK COMMUNICATIONS, INC., CLASS A                          1.7%
     (TELECOMMUNICATIONS)
MILLENNIUM PHARMACEUTICALS, INC. (HEALTHCARE)                   1.6%
HUMAN GENOME SCIENCES, INC. (HEALTHCARE)                        1.6%
CINAR CORP., CLASS B                                            1.6%
     (CONSUMER GOODS & SERVICES)
ATMI, INC.( TECHNOLOGY)                                         1.5%
UNIVISION COMMUNICATIONS INC., CLASS A                          1.5%
     (CONSUMER GOODS & SERVICES)
L-3 COMMUNICATIONS HOLDINGS, INC.                               1.4%
     (TECHNOLOGY)
DEVON ENERGY CORP. (ENERGY)                                     1.3%
NATIONAL COMMERCE BANCORPORATION                                1.2%
     (FINANCE)
MICROSTRATEGY INC. (TECHNOLOGY)                                 1.2%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED BY ANY BANK, GOVERNMENT ENTITY, OR THE FDIC. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Opinion expressed herein are based on current market conditions and are subject to change without notice. The fund invests in a master portfolio (another fund with the same objective). Historically, small-company stocks have been more volatile than large-company stocks.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investment in The U.S. Small Company Portfolio
  ("Portfolio"), at value                          $284,800,833
Receivable for Shares of Beneficial Interest Sold     1,480,077
Deferred Organization Expenses                            5,154
Prepaid Trustees' Fees                                      317
Prepaid Expenses and Other Assets                           732
                                                   ------------
    Total Assets                                    286,287,113
                                                   ------------
LIABILITIES
Payable for Shares of Beneficial Interest
  Redeemed                                               74,831
Shareholder Servicing Fee Payable                        60,362
Organization Expense Payable                              7,223
Administrative Services Fee Payable                       6,233
Fund Services Fee Payable                                   248
Administration Fee Payable                                   14
Accrued Expenses                                         56,023
                                                   ------------
    Total Liabilities                                   204,934
                                                   ------------
NET ASSETS
Applicable to 23,503,718 Shares of Beneficial
  Interest Outstanding
  (par value $0.001, unlimited shares authorized)  $286,082,179
                                                   ------------
                                                   ------------
Net Asset Value, Offering and Redemption Price
  Per Share                                              $12.17
                                                          -----
                                                          -----
ANALYSIS OF NET ASSETS
Paid-in Capital                                    $282,615,073
Accumulated Net Realized Loss on Investment         (19,639,245)
Net Unrealized Appreciation of Investment            23,106,351
                                                   ------------
    Net Assets                                     $286,082,179
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME ALLOCATED FROM PORTFOLIO
Allocated Interest Income                                     $   752,810
Allocated Dividend Income                                         605,486
Allocated Portfolio Expenses                                   (1,495,549)
                                                              -----------
    Net Investment Income Allocated from
      Portfolio                                                  (137,253)
FUND EXPENSES
Shareholder Servicing Fee                          $524,790
Registration Fees                                    59,193
Administrative Services Fee                          56,775
Transfer Agent Fees                                  42,374
Printing Expenses                                    17,055
Professional Fees                                    14,434
Fund Services Fee                                     5,042
Administration Fee                                    3,581
Amortization of Organization Expenses                 2,799
Trustees' Fees and Expenses                           2,214
Insurance Expense                                       827
Miscellaneous                                        18,241
                                                   --------
    Total Fund Expenses                                           747,325
                                                              -----------
NET INVESTMENT LOSS                                              (884,578)
NET REALIZED LOSS ON INVESTMENT ALLOCATED FROM
  PORTFOLIO                                                   (19,297,966)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENT ALLOCATED FROM PORTFOLIO                          15,587,441
                                                              -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $(4,595,103)
                                                              -----------
                                                              -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE PERIOD
                                                                       JUNE 16, 1997
                                                   FOR THE FISCAL    (COMMENCEMENT OF
                                                     YEAR ENDED     OPERATIONS) THROUGH
                                                    MAY 31, 1999       MAY 31, 1998
                                                   --------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                $     (884,578)  $         (369,945)
Net Realized (Loss)/Gain on Investment Allocated
  from Portfolio                                      (19,297,966)           4,883,980
Net Change in Unrealized Appreciation of
  Investment Allocated from Portfolio                  15,587,441            7,518,910
                                                   --------------   -------------------
    Net (Decrease)/Increase in Net Assets
      Resulting from Operations                        (4,595,103)          12,032,945
                                                   --------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Realized Gain                                      (4,869,937)                  --
                                                   --------------   -------------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold      208,981,870          207,393,425
Reinvestment of Dividends and Distributions             3,462,981                   --
Cost of Shares of Beneficial Interest Redeemed       (105,829,742)         (30,494,260)
                                                   --------------   -------------------
    Net Increase from Transactions in Shares of
      Beneficial Interest                             106,615,109          176,899,165
                                                   --------------   -------------------
    Total Increase in Net Assets                       97,150,069          188,932,110
NET ASSETS
Beginning of Period                                   188,932,110                   --
                                                   --------------   -------------------
End of Period                                      $  286,082,179   $      188,932,110
                                                   --------------   -------------------
                                                   --------------   -------------------

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P. MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                                            FOR THE PERIOD
                                                                             JUNE 16, 1997
                                                                           (COMMENCEMENT OF
                                                      FOR THE FISCAL          OPERATIONS)
                                                        YEAR ENDED              THROUGH
                                                       MAY 31, 1999          MAY 31, 1998
                                                     -----------------     -----------------
NET ASSET VALUE PER UNIT, BEGINNING OF PERIOD             $ 12.57               $ 10.00
                                                     -----------------     -----------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                         (0.01)                (0.02)
Net Realized and Unrealized (Loss)/Gain on
  Investment                                                (0.08)                 2.59
                                                     -----------------     -----------------
Total from Investment Operations                            (0.09)                 2.57
                                                     -----------------     -----------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Realized Gain                                           (0.31)                   --
                                                     -----------------     -----------------
Total Distributions to Shareholders                         (0.31)                   --
                                                     -----------------     -----------------

NET ASSET VALUE, END OF PERIOD                            $ 12.17               $ 12.57
                                                     -----------------     -----------------
                                                     -----------------     -----------------

RATIOS AND SUPPLEMENTAL DATA
Total Return                                                (0.49)%               25.70%(b)
Net Assets, End of Period (in thousands)                  $286,082              $188,932
Ratios to Average Net Assets
  Net Expenses                                               1.07%                 1.19%(a)
  Net Investment Loss                                       (0.42)%               (0.37)%(a)
  Expenses without Reimbursement                             1.07%                 1.25%

------------------------
(a) Annualized.

(b) Not Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

J.P MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

J.P. Morgan U.S. Small Company Opportunities Fund (the "fund") is a separate series of J.P. Morgan Funds, a Massachusetts business trust (the "trust") which was organized on November 4, 1992. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund commenced operations on June 16, 1997.

The fund invests all of its investable assets in The U.S. Small Company Opportunities Portfolio (the "portfolio"), a no-load, diversified, open-end management investment company having the same investment objective as the fund. The value of such investment included in the Statement of Assets and Liabilities reflects the fund's proportionate interest in the net assets of the portfolio (99% at May 31, 1999). The performance of the fund is directly affected by the performance of the portfolio. The financial statements of the portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the fund's financial statements.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the fund:

   a) Valuation of securities by the portfolio is discussed in Note 1a of the portfolio's Notes to Financial Statements which are included elsewhere in this report.

   b) The fund records its share of net investment income, realized and unrealized gain and loss.

   c) Distributions to shareholders of net investment income are declared and paid as dividends semi-annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually.

   d) The fund incurred organization expenses in the amount of $14,000. Morgan Guaranty Trust Company of New York ("Morgan"), a wholly owned subsidiary of J.P. Morgan Co. Inc. ("J.P. Morgan"), has paid the organization expenses of the fund. The fund has agreed to reimburse Morgan for these costs which are being deferred and amortized on a straight-line basis over a period not to exceed five-years beginning with the commencement of operations of the fund.

   e) Expenses incurred by the trust with respect to any two or more funds in the trust are allocated in proportion to the net assets of each fund in the trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund.

   f) The fund is treated as a separate entity for federal income tax purposes and intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

   g) The fund accounts for and reports distributions to shareholders in accordance with Statement of Position 93-2 "Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investments Companies."' The effect of applying this

J.P MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------
      statement was to increase Undistributed Net Income by $884,578 and increase Accumulated Net Realized Loss on Investment by $11,940 and to decrease paid-in capital by $896,518. Net investment income, net realized gains and net assets were not affected by this change. The primary reason for this adjustment is due to the reclassification of net investment loss.

   h) For United States federal income tax purposes, the fund had a capital loss carryforward at May 31, 1999, of $14,885,080 which will expire in the year 2007. To the extent that this capital loss is used to offset future capital gains, it is probable that gains so offset will not be distributed to shareholders.

   i) For United States federal income tax purposes, the fund incurred approximately $1,722,190 of realized capital losses in the period from November 1, 1998, to May 31, 1999. These losses were deferred for tax purposes until June 1, 1999.

2. TRANSACTIONS WITH AFFILIATES

   a) The trust, on behalf of the fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the fund. Under a Co-Administration Agreement between FDI and the trust, on behalf of the fund, FDI provides administrative services necessary for the operations of the fund, furnishes office space and facilities required for conducting the business of the fund and pays the compensation of the fund's officers affiliated with FDI. The fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the fund is based on the ratio of the fund's net assets to the aggregate net assets of the trust and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1999, the fee for these services amounted to $3,581.

   b) The trust, on behalf of the fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the fund. Under the Services Agreement, the fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios in which the trust and J.P. Morgan Institutional Funds invest (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the fund is determined by the proportionate share that its net assets bear to the net assets of the trust, the master portfolios, other investors in the master portfolios for which Morgan provides similar services, and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1999, the fee for these services amounted to $56,775.

      In addition J.P. Morgan has agreed to reimburse the fund to the extent necessary to maintain the total operating expenses of the fund, including the expenses allocated to the fund from the portfolio, at no more than 1.20% of the average daily net assets of the fund. The reimbursement arrangement was terminated at October 1, 1998. For the fiscal year ended May 31, 1999, there was no reimbursement for the fund.

J.P MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

   c) The trust, on behalf of the fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal account maintenance service to fund shareholders.The agreement provides for the fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the fund. For the the fiscal year ended May 31, 1999, the fee for these services amounted to $524,790.

      Morgan, Charles Schwab & Co. ("Schwab") and the trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the trust and Morgan is terminated, the fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

   d) The trust, on behalf of the fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the trust's affairs. The trustees of the trust represent all the existing shareholders of Group. For the fiscal year ended May 31, 1999, the fund's allocated portion of Group's costs in performing its services amounted to $5,042.

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the trust, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the fund's allocated portion of these total fees and expenses. The trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,000.

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of one or more series. Transactions in shares of beneficial interest of the fund were as follows:

                                                                      FOR THE PERIOD
                                                                       JUNE 16, 1997
                                                   FOR THE FISCAL    (COMMENCEMENT OF
                                                     YEAR ENDED     OPERATIONS) THROUGH
                                                    MAY 31, 1999       MAY 31, 1998
                                                   --------------   -------------------
Shares of beneficial interest sold...............      17,770,492           17,556,034
Reinvestment of dividends and distributions......         313,960           --
Shares of beneficial interest redeemed...........      (9,615,757)          (2,521,012)
                                                   --------------   -------------------
Net Increase.....................................       8,468,695           15,035,022
                                                   --------------   -------------------
                                                   --------------   -------------------

J.P MORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

4. CREDIT AGREEMENT

The trust, on behalf of the fund, together with other affiliated investment companies (the "funds"), entered into a revolving line of credit agreement (the "Agreement") on May 27, 1998, with unaffiliated lenders. The maximum borrowing under the agreement is $150,000,000. The Agreement expired on May 26, 1999, however, the fund as party to the Agreement extended the Agreement and continues its participation therein for an additional 364 days until May 25, 2000. The purpose of the Agreement is to provide another alternative for settling large fund shareholder redemptions. Interest on any such borrowings outstanding will approximate market rates. The funds pay a commitment fee at an annual rate of 0.085% (0.065% prior to May 26, 1999) on the unused portion of the committed amount. This is allocable to the funds in accordance with procedures established by their respective trustees or directors. The fund has not borrowed pursuant to the Agreement at May 31, 1999.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
J.P. Morgan U.S. Small Company Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan U.S. Small Company Opportunities Fund (the "fund") at May 31, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period June 16, 1997 (commencement of operations) through May 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

The U.S. Small Company Opportunities Portfolio

Annual Report May 31, 1999
(The following pages should be read in conjunction with J.P Morgan U.S. Small Company Opportunities Fund
Annual Financial Statements)

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMMON STOCKS (95.2%)
BASIC INDUSTRIES (5.3%)
CHEMICALS (3.8%)
Albemarle Corp...................................       124,800   $   2,800,200
Bush Boake Allen, Inc.+..........................        44,800       1,290,800
General Chemical Group, Inc......................       118,700         504,475
Geon Co..........................................        76,000       2,289,500
Georgia Gulf Corp................................        99,400       1,484,787
Wellman, Inc.....................................       184,600       2,515,175
                                                                  -------------
                                                                     10,884,937
                                                                  -------------

FOREST PRODUCTS & PAPER (0.8%)
Universal Forest Products, Inc...................       130,500       2,357,156
                                                                  -------------
METALS & MINING (0.7%)
Kennametal, Inc..................................        20,100         571,594
Mueller Industries, Inc.+........................        48,800       1,415,200
                                                                  -------------
                                                                      1,986,794
                                                                  -------------
  TOTAL BASIC INDUSTRIES.........................                    15,228,887
                                                                  -------------

CONSUMER GOODS & SERVICES (19.0%)
AUTOMOTIVE (0.1%)
Ducati Motor Holding (Spon. ADR)+................         8,900         267,000
                                                                  -------------

BROADCASTING & PUBLISHING (2.1%)
Entercom Communications Corp.+...................        42,800       1,396,350
Radio One, Inc.+.................................         5,500         221,719
Scholastic Corp.+................................         5,700         276,984
Univision Communications, Inc., Class A+.........        70,300       4,169,669
                                                                  -------------
                                                                      6,064,722
                                                                  -------------

BUSINESS & PUBLIC SERVICES (0.3%)
Realty Information Group, Inc.+..................        22,100         799,053
                                                                  -------------
EDUCATION (2.5%)
Advantage Learning Systems, Inc.+................        17,300         382,762
Argosy Education Group, Inc., Class A+...........        19,500         169,406
Bright Horizons Family Solutions, Inc.+..........       153,557       2,907,986

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
EDUCATION (CONTINUED)

Education Management Corp.+......................       154,400   $   2,764,725
Sylvan Learning Systems, Inc.+...................        37,500       1,021,875
                                                                  -------------
                                                                      7,246,754
                                                                  -------------

ENTERTAINMENT, LEISURE & MEDIA (5.4%)
American Classic Voyages Co.+....................        30,200         530,387
Anchor Gaming+...................................        19,000         852,031
Cinar Corp., Class B+............................       190,600       4,538,662
Media Metrix, Inc.+..............................         1,900          90,487
MGM Grand, Inc.+.................................        26,300       1,104,600
Nielsen Media Research, Inc......................       113,700       3,041,475
Pixar, Inc.+.....................................        24,300         962,887
Premier Parks, Inc.+.............................        61,000       2,173,125
Steiner Leisure Ltd.+(i).........................        71,250       2,043,984
                                                                  -------------
                                                                     15,337,638
                                                                  -------------

FOOD, BEVERAGES & TOBACCO (1.3%)
American Italian Pasta Co.,
  Class A+.......................................        28,700         789,250
Keebler Foods Co.+...............................        47,400       1,587,900
Robert Mondavi Corp., Class A+...................        42,800       1,445,837
                                                                  -------------
                                                                      3,822,987
                                                                  -------------

HOUSEHOLD APPLIANCES & FURNISHINGS (0.3%)
Furniture Brands International, Inc.+............        34,000         824,500
                                                                  -------------

HOUSEHOLD PRODUCTS (0.1%)
Blyth Industries, Inc.+..........................        12,200         341,600
                                                                  -------------

MISCELLANEOUS (0.1%)
Carriage Services, Inc.+.........................        13,300         219,912
                                                                  -------------

RESTAURANTS & HOTELS (1.5%)
Foodmaker, Inc.+.................................        44,300       1,196,100
Sun International Hotels Ltd.+(i)................        30,800       1,360,975
Vail Resorts, Inc.+..............................        80,700       1,664,437
                                                                  -------------
                                                                      4,221,512
                                                                  -------------

RETAIL (5.3%)
Alloy Online, Inc.+..............................         8,300         100,897
Ames Department Stores, Inc.+....................        18,500         757,922
barnesandnoble.com, inc.+........................        18,600         431,869
bebe stores, inc.+...............................        43,100       1,252,594

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
RETAIL (CONTINUED)
eToys, Inc.+.....................................        10,400   $     629,525
General Nutrition Companies, Inc.+...............        15,300         253,406
Hibbett Sporting Goods, Inc.+....................        49,500       1,228,219
Kenneth Cole Productions, Inc., Class A+.........        34,400       1,032,000
Nautica Enterprises, Inc.+.......................        92,800       1,502,200
Pacific Sunwear of California, Inc.+.............        38,800       1,457,425
Quiksilver, Inc.+................................        20,750         591,375
School Specialty, Inc.+..........................       105,900       1,578,572
Steven Madden Ltd.+..............................       155,900       1,671,053
Talbots, Inc.....................................        61,900       1,965,325
The Buckle, Inc.+................................        21,700         600,819
                                                                  -------------
                                                                     15,053,201
                                                                  -------------
  TOTAL CONSUMER GOODS & SERVICES................                    54,198,879
                                                                  -------------

ENERGY (3.1%)
GAS EXPLORATION (1.3%)
Devon Energy Corp................................       106,100       3,686,975
                                                                  -------------
OIL-PRODUCTION (0.3%)
Valero Energy Corp...............................        44,300         888,769
                                                                  -------------

OIL-SERVICES (1.5%)
Cooper Cameron Corp.+............................        47,500       1,718,906
National-Oilwell, Inc.+..........................        77,700         937,256
Smith International, Inc.+.......................        39,500       1,708,375
                                                                  -------------
                                                                      4,364,537
                                                                  -------------
  TOTAL ENERGY...................................                     8,940,281
                                                                  -------------

FINANCE (8.6%)
BANKING (4.5%)
Bank of Commerce.................................        44,500         860,797
Bank United Corp., Class A.......................        62,300       2,583,503
Banknorth Group, Inc.............................        29,800         796,219
Commercial Federal Corp..........................        34,400         784,750
FNB Financial Services Corp......................        25,600         408,000
Hamilton Bancorp, Inc.+..........................        21,000         478,406
Independent Bank Corp............................        27,800         476,075
National Commerce Bancorporation.................       149,200       3,492,212
Prime Bancshares, Inc.+..........................        27,100         462,394
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
BANKING (CONTINUED)

Sterling Bancshares, Inc.........................        72,500   $     910,781
Sun Bancorp, Inc.+...............................        32,100         637,987
Webster Financial Corp...........................        28,300         820,700
                                                                  -------------
                                                                     12,711,824
                                                                  -------------

FINANCIAL SERVICES (2.6%)
Allied Capital Corp..............................        82,700       1,553,209
Creditrust Corp.+................................        26,300         618,050
Donaldson, Lufkin & Jenrette, Inc-DLJdirect+.....         5,600         231,000
Financial Federal Corp.+.........................       107,900       2,414,262
Gabelli Asset Management, Inc., Class A+.........        43,700         729,244
Heller Financial, Inc............................        39,500       1,175,125
NextCard, Inc.+..................................         4,600         137,281
Ocwen Financial Corp.+...........................        49,400         429,162
                                                                  -------------
                                                                      7,287,333
                                                                  -------------

INSURANCE (1.0%)
Fremont General Corp.............................        60,500       1,281,844
RenaissanceRe Holdings Ltd.+(i)..................        40,100       1,493,725
                                                                  -------------
                                                                      2,775,569
                                                                  -------------

REAL ESTATE INVESTMENT TRUSTS (0.5%)
Arden Realty, Inc................................        22,800         582,825
IndyMac Mortgage Holdings, Inc...................        36,800         545,100
The Macerich Co..................................        10,200         269,662
                                                                  -------------
                                                                      1,397,587
                                                                  -------------
  TOTAL FINANCE..................................                    24,172,313
                                                                  -------------

HEALTHCARE (13.1%)
BIOTECHNOLOGY (5.7%)
Affymetrix, Inc.+................................        48,200       1,690,012
Applied Analytical Industries, Inc.+.............        38,200         510,925
Human Genome Sciences, Inc.+.....................       107,800       4,547,812
IDEC Pharmaceuticals Corp.+......................        22,600       1,139,181
Millennium Pharmaceuticals, Inc.+................       121,200       4,582,875
Novoste Corp.+...................................        49,000       1,251,031
SangStat Medical Corp.+..........................       181,500       2,512,641
                                                                  -------------
                                                                     16,234,477
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
HEALTH SERVICES (3.5%)
Accredo Health, Inc.+............................         5,000   $     135,625
IDX Systems Corp.+...............................        54,900       1,312,453
Kendle International, Inc.+......................        70,100         957,303
LCA-Vision, Inc.+................................        59,200         710,400
Mediconsult.com, Inc.+...........................        32,700         491,522
MedQuist, Inc.+..................................        73,400       2,683,687
OnHealth Network Co.+............................        30,500         346,937
Professional Detailing, Inc.+....................        10,100         268,281
Sunrise Technologies International, Inc.+........        21,300         276,234
Superior Consultant Holdings Corp.+..............        72,500       2,709,687
                                                                  -------------
                                                                      9,892,129
                                                                  -------------
MEDICAL SUPPLIES (2.0%)
Closure Medical Corp.+...........................        45,100       1,399,509
IDEXX Laboratories, Inc.+........................       125,600       3,194,950
Ventana Medical Systems, Inc.+...................        48,400         966,488
                                                                  -------------
                                                                      5,560,947
                                                                  -------------

PHARMACEUTICALS (1.9%)
Algos Pharmaceutical Corp.+......................        39,100         867,531
AXYS Pharmaceuticals, Inc.+......................       103,900         373,391
Ligand Pharmaceuticals, Class B+.................       206,000       2,105,063
U.S. Bioscience, Inc.+...........................       247,200       1,993,050
                                                                  -------------
                                                                      5,339,035
                                                                  -------------
  TOTAL HEALTHCARE...............................                    37,026,588
                                                                  -------------

INDUSTRIAL PRODUCTS & SERVICES (5.7%)
CAPITAL GOODS (0.5%)
Harnischfeger Industries, Inc....................        47,900         344,281
Milacron, Inc....................................        34,900         743,806
Newport News Shipbuilding Inc....................        16,200         445,500
                                                                  -------------
                                                                      1,533,587
                                                                  -------------

COMMERCIAL SERVICES (1.7%)
@plan., Inc.+....................................         3,700          48,909
Central Parking Corp.............................         3,100         100,750
Newgen Results Corp.+............................         9,200         106,950
On Assignment, Inc.+.............................        96,000       2,484,000
Provant, Inc.+...................................       125,100       1,970,325
Romac International, Inc.+.......................        15,500         223,297
                                                                  -------------
                                                                      4,934,231
                                                                  -------------
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------

DIVERSIFIED MANUFACTURING (1.0%)
Gentek, Inc......................................       126,600   $   1,645,800
Olin Corp........................................        94,700       1,254,775
                                                                  -------------
                                                                      2,900,575
                                                                  -------------

MACHINERY (0.6%)
AGCO Corp........................................        52,400         609,150
New Holland N.V.(i)..............................        75,800       1,132,263
                                                                  -------------
                                                                      1,741,413
                                                                  -------------

MANUFACTURING (1.0%)
Herman Miller, Inc...............................        39,800         802,219
Hon Industries, Inc..............................         9,800         238,875
MKS Instruments, Inc.+...........................       113,800       1,735,450
Steelcase, Inc., Class A.........................         9,300         170,306
                                                                  -------------
                                                                      2,946,850
                                                                  -------------

METALS & MINING (0.2%)
RTI International Metals, Inc.+..................        33,600         447,300
                                                                  -------------

PACKAGING & CONTAINERS (0.7%)
Ivex Packaging Corp.+............................       101,600       1,955,800
                                                                  -------------
  TOTAL INDUSTRIAL PRODUCTS & SERVICES...........                    16,459,756
                                                                  -------------

TECHNOLOGY (33.7%)
AEROSPACE (2.3%)
Alliant Techsystems, Inc.+.......................        19,800       1,683,000
L-3 Communications Holdings, Inc.+...............        79,400       3,910,450
Orbital Sciences Corp.+..........................        45,600       1,031,700
                                                                  -------------
                                                                      6,625,150
                                                                  -------------

COMPUTER PERIPHERALS (2.6%)
Creative Technology Ltd.+........................        30,700         411,572
HMT Technology Corp.+............................       155,000         627,266
In Focus Systems, Inc.+..........................       148,100       1,559,678
Maxtor Corp.+....................................       167,600         987,269
Radiant Systems, Inc.+...........................       168,700       2,114,022
SanDisk Corp.+...................................        53,500       1,671,875
                                                                  -------------
                                                                      7,371,682
                                                                  -------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
COMPUTER SOFTWARE (8.5%)
Actuate Software Corp.+..........................        15,400   $     275,756
Acxiom Corp.+....................................        20,700         560,841
Aspen Technologies, Inc.+........................       134,500       1,408,047
BindView Development Corp.+......................        44,400         885,225
CBT Group Public Ltd. Co., (Spon. ADR)(i)+.......        60,500         924,516
Concord Communications, Inc.+....................        41,300       1,848,175
Concur Technologies, Inc.+.......................        25,600         822,400
Exchange Applications, Inc.+.....................        41,000       1,040,375
Informatica Corp.+...............................        10,700         257,134
Lycos, Inc.+.....................................         9,800         983,981
Macromedia, Inc.+................................        51,500       1,974,703
MAPICS, Inc.+....................................       156,200       1,474,138
MicroStrategy, Inc.+.............................       136,100       3,393,994
NEON Systems, Inc.+..............................        22,700         813,653
New Era of Networks, Inc.+.......................        33,800       1,506,213
ONYX Software Corp.+.............................        26,400         468,600
Private Business, Inc.+..........................        79,500         911,766
SalesLogix Corp.+................................        27,900         322,594
TSI International Software Ltd.+.................        53,200       1,173,725
Unify Corp.+.....................................        78,900       1,097,203
Visio Corp.+.....................................        66,800       2,187,700
                                                                  -------------
                                                                     24,330,739
                                                                  -------------

COMPUTER SYSTEMS (0.9%)
Avid Technology, Inc.+...........................        66,000       1,082,813
Brocade Communications Systems, Inc.+............         1,975         127,881
National Computer Systems, Inc...................        45,700       1,425,269
                                                                  -------------
                                                                      2,635,963
                                                                  -------------

INFORMATION PROCESSING (8.8%)
CAIS Internet, Inc.+.............................         8,000         104,500
Computer Horizons Corp.+.........................        13,900         254,544
Condor Technology Solutions, Inc.+...............       145,400       1,553,963
Covad Communications Group, Inc.+................         8,250         419,461
Diamond Technology Partners, Inc., Class A+......        80,100       1,907,381
Exodus Communications, Inc.+.....................        33,500       2,510,406
Getty Images, Inc.+..............................        40,200         871,838
Mpath Interactive, Inc.+.........................        45,500       1,180,156
Multex.com, Inc.+................................        40,000       1,212,500
              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
INFORMATION PROCESSING (CONTINUED)

NorthPoint Communications Group, Inc.+...........         9,350   $     396,498
pcOrder.com, Inc.+...............................        24,200         883,300
Pegasus Systems, Inc.+...........................        51,600       1,794,713
Prodigy Communications Corp.+....................        57,600       1,485,000
Profit Recovery Group International, Inc.+.......        27,800       1,023,388
Rhythms NetConnections, Inc.+....................         8,900         429,981
Safeguard Scientifics, Inc.+.....................        37,100       2,712,938
SoftNet Systems, Inc.+...........................        32,250         836,484
Sykes Enterprises, Inc.+.........................        45,900       1,431,506
TheStreet.com, Inc.+.............................         7,400         265,013
TMP Worldwide, Inc.+.............................        25,300       1,234,956
USinternetworking, Inc.+.........................        16,000         464,000
USWeb Corp.+.....................................        43,800       1,112,794
Verio, Inc.+.....................................        13,000         705,656
Xoom.com, Inc.+..................................         7,300         335,572
                                                                  -------------
                                                                     25,126,548
                                                                  -------------

SEMICONDUCTORS (8.8%)
Applied Mircro Circuits Corp.+...................        50,700       2,992,884
ATMI, Inc.+......................................       195,300       4,284,394
Brooks Automation, Inc.+.........................        38,600         706,863
Cognex Corp.+....................................        78,200       2,101,625
Cypress Semiconductor Corp.+.....................       157,100       1,747,738
Exar Corp.+......................................        53,400       1,118,063
Galileo Technology Ltd.+.........................        19,000         594,938
GaSonics International Corp.+....................        80,100         973,716
hi / fn, inc.+...................................        28,500       1,648,547
Integrated Device Technology, Inc.+..............       134,000       1,059,438
Intevac, Inc.+...................................       174,700         786,150
Lam Research Corp.+..............................        61,200       1,696,388
Maker Communications, Inc.+......................        19,700         443,250
Microchip Technology, Inc.+......................        36,600       1,604,681
MMC Networks, Inc.+..............................        40,500       1,126,406
PLX Technology, Inc.+............................        69,500       1,259,688
Veeco Instruments, Inc.+.........................        33,000       1,012,688
                                                                  -------------
                                                                     25,157,457
                                                                  -------------

TELECOMMUNICATIONS-EQUIPMENT (1.8%)
ACT Networks, Inc.+..............................        74,700       1,508,006
Computer Network Technology Corp.+...............        38,500         967,313

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

              SECURITY DESCRIPTION                    SHARES          VALUE
-------------------------------------------------  ------------   -------------
TELECOMMUNICATIONS-EQUIPMENT (CONTINUED)
Polycom, Inc.+...................................        74,500   $   1,904,406
Tekelec+.........................................        59,600         601,588
                                                                  -------------
                                                                      4,981,313
                                                                  -------------
  TOTAL TECHNOLOGY...............................                    96,228,852
                                                                  -------------

TELECOMMUNICATIONS (6.4%)
TELECOMMUNICATION SERVICES (6.4%)
Allegiance Telecom, Inc.+........................        82,300       3,042,528
American Mobile Satellite Corp.+.................        71,200       1,007,925
CapRock Communications Corp.+....................        71,500       1,604,281
Concentric Network Corp.+........................        76,000       2,458,125
Intermedia Communications, Inc.+.................        45,900       1,157,541
NEXTLINK Communications, Inc., Class A+..........        64,300       4,916,941
Teligent, Inc., Class A+.........................        57,700       2,823,694
WinStar Communications, Inc.+....................        23,800       1,177,356
                                                                  -------------
  TOTAL TELECOMMUNICATIONS.......................                    18,188,391
                                                                  -------------

TRANSPORTATION (0.3%)
AIRLINES (0.3%)
Alaska Air Group, Inc.+..........................        16,900         701,350
                                                                  -------------
  TOTAL COMMON STOCKS (COST $247,950,162)........                   271,145,297
                                                                  -------------

CONVERTIBLE PREFERRED STOCKS (0.1%)
ENERGY (0.1%)
GAS EXPLORATION (0.1%)
Tesoro Petroleum Corp.
  (cost $470,009)................................        29,900         381,225
                                                                  -------------

                                                    PRINCIPAL
              SECURITY DESCRIPTION                    AMOUNT          VALUE
-------------------------------------------------  ------------   -------------
SHORT-TERM INVESTMENTS (5.6%)
OTHER INVESTMENT COMPANIES (1.5%)
Seven Seas Money Market Fund, 4.615%, due
  06/01/99.......................................  $  4,271,208   $   4,271,208
                                                                  -------------

U.S. TREASURY OBLIGATIONS (4.1%)
U.S. Treasury Bills, 4.370-4.445% due 07/29/99...    11,660,000      11,576,781
                                                                  -------------
  TOTAL SHORT-TERM INVESTMENTS (COST
   $15,847,989)..................................                    15,847,989
                                                                  -------------
TOTAL INVESTMENTS (COST $264,268,160) (100.9%).................
                                                                    287,374,511
LIABILITIES IN EXCESS OF OTHER ASSETS (-0.9%)..................
                                                                     (2,573,678)
                                                                  -------------
NET ASSETS (100.0%)............................................   $ 284,800,833
                                                                  -------------
                                                                  -------------

------------------------------
Note: Based on the cost of investments of $267,300,135 for federal income tax purposes at May 31, 1999, the aggregate gross unrealized appreciation and depreciation was $38,294,552 and $18,220,176, respectively, resulting in net unrealized appreciation of $20,074,376.

(i) - Foreign security.

+ - Non-income producing security.

Spon. ADR - Sponsored American Depositary Receipt.

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 1999
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $264,268,160 )          $287,374,511
Receivable for Investments Sold                       3,016,511
Dividends Receivable                                     75,010
Interest Receivable                                      25,056
Deferred Organization Expenses                            3,699
Prepaid Trustees' Fees                                      436
Prepaid Expenses and Other Assets                           725
                                                   ------------
    Total Assets                                    290,495,948
                                                   ------------
LIABILITIES
Payable for Investments Purchased                     5,490,717
Advisory Fee Payable                                    144,926
Custody Fee Payable                                      24,557
Administrative Services Fee Payable                       6,235
Fund Services Fee Payable                                   248
Accrued Expenses                                         28,432
                                                   ------------
    Total Liabilities                                 5,695,115
                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests      $284,800,833
                                                   ------------
                                                   ------------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED MAY 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME
Dividend Income                                                  $   605,486
Interest Income                                                      752,810
                                                                 -----------
    Investment Income                                              1,358,296
EXPENSES
Advisory Fee                                       $ 1,260,259
Custodian Fees and Expenses                            115,246
Administrative Services Fee                             56,809
Professional Fees and Expenses                          42,634
Printing Expenses                                        6,741
Fund Services Fee                                        5,046
Administration Fee                                       3,103
Trustees' Fees and Expenses                              2,081
Amortization of Organization Expenses                    1,799
Insurance Expense                                          833
Miscellaneous                                              998
                                                   -----------
    Total Expenses                                                 1,495,549
                                                                 -----------
NET INVESTMENT LOSS                                                 (137,253)
NET REALIZED LOSS ON INVESTMENTS                                 (19,297,966)
NET CHANGE IN UNREALIZED APPRECIATION OF
  INVESTMENTS                                                     15,587,441
                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                     $(3,847,778)
                                                                 -----------
                                                                 -----------

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      FOR THE PERIOD
                                                                       JUNE 16, 1997
                                                   FOR THE FISCAL    (COMMENCEMENT OF
                                                     YEAR ENDED     OPERATIONS) THROUGH
                                                    MAY 31, 1999       MAY 31, 1998
                                                   --------------   -------------------
INCREASE IN NET ASSETS
FROM OPERATIONS
Net Investment Loss                                $     (137,253)  $          (36,198)
Net Realized (Loss)/Gain on Investments               (19,297,966)           4,883,980
Net Change in Unrealized Appreciation of
  Investments                                          15,587,441            7,518,910
                                                   --------------   -------------------
    Net (Decrease)/Increase in Net Assets
      Resulting from Operations                        (3,847,778)          12,366,692
                                                   --------------   -------------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS
Contributions                                         208,622,616          206,272,601
Withdrawals                                          (108,552,920)         (30,060,378)
                                                   --------------   -------------------
    Net Increase from Investors' Transactions         100,069,696          176,212,223
                                                   --------------   -------------------
    Total Increase in Net Assets                       96,221,918          188,578,915
NET ASSETS
Beginning of Period                                   188,578,915                   --
                                                   --------------   -------------------
End of Period                                      $  284,800,833   $      188,578,915
                                                   --------------   -------------------
                                                   --------------   -------------------

--------------------------------------------------------------------------------
SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                          JUNE 16, 1997
                                                        FOR THE         (COMMENCEMENT OF
                                                   FISCAL YEAR ENDED   OPERATIONS) THROUGH
                                                     MAY 31, 1999         MAY 31, 1998
                                                   -----------------   -------------------
RATIOS TO AVERAGE NET ASSETS
  Expenses                                                     0.71%                 0.84%(a)
  Net Investment Loss                                         (0.07)%               (0.04)%(a)
  Expenses without Reimbursement                               0.71%                 0.84%(a)(b)
Portfolio Turnover                                              116%                   73%

------------------------
(a) Annualized.

(b) Reimbursement was less than 0.01%

The Accompanying Notes are an Integral Part of the Financial Statements.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1999
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The U.S. Small Company Opportunities Portfolio (the "portfolio") is one of seven subtrusts (portfolios) comprising The Series Portfolio (the "series portfolio"). The portfolio is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 24, 1994. The portfolio commenced operations on June 16, 1997. The portfolio's investment objective is long term capital appreciation from a portfolio of equity securities of small companies. The Declaration of Trust permits the trustees to issue an unlimited number of beneficial interests in the portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the portfolio:

   a) The portfolio values securities that are listed on an exchange using prices supplied daily by an independent pricing service that are based on the last traded price on a national securities exchange or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange, if such exchange or market constitutes the broadest and most representative market for the security. Securities listed on a foreign exchange are valued at the last traded price or in the absence of recorded trades, at the readily available mean of the bid and asked prices on such exchange available before the time when net assets are valued. Independent pricing service procedures may also include the use of prices based on yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, operating data, and general market conditions. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market provided by a principal market maker or dealer. If prices are not supplied by the portfolio's independent pricing service or principal market maker or dealer, such securities are priced using fair values in accordance with procedures adopted by the portfolio's Trustees. All short-term securities with a remaining maturity of sixty days or less are valued using the amortized cost method.

   b) Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or as of the time that the relevant ex-dividend date and amount become known. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

   c) The portfolio incurred organization expenses in the amount of $9,000 which were deferred and are being amortized on a straight-line basis over a period not to exceed five years beginning with the commencement of operations of the portfolio.

   d) Expenses incurred by the series portfolio with respect to any two or more portfolios in the series portfolio are allocated in proportion to the net assets of each portfolio in the series portfolio, except where allocations of direct expenses to each portfolio can otherwise be made fairly. Expenses directly attributable to a portfolio are charged to that portfolio.

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

   e) The portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the portfolio will be taxed on its share of the portfolio's ordinary income and capital gains. It is intended that the portfolio's assets will be managed in such a way that an investor in the portfolio will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code.

2. TRANSACTIONS WITH AFFILIATES

   a) Prior to October 1, 1998, the portfolio had an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the portfolio paid Morgan at an annual rate of 0.60% of the portfolio's average daily net assets. Effective October 1, 1998, the portfolio's Investment Advisor is J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan and a wholly owned subsidiary of J.P. Morgan and Co. Inc., and the terms of the agreement will remain the same. For the fiscal year ended May 31, 1999, such fees amounted to $1,260,259.

   b) The portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and exclusive placement agent. Under a Co-Administration Agreement between FDI and the portfolio, FDI provides administrative services necessary for the operations of the portfolio, furnishes office space and facilities required for conducting the business of the portfolio and pays the compensation of the portfolio's officers affiliated with FDI. The portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the portfolio is based on the ratio of the portfolio's net assets to the aggregate net assets of the portfolio and certain other investment companies subject to similar agreements with FDI. For the fiscal year ended May 31, 1999, the fee for these services amounted to $3,103.

   c) The portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan, under which Morgan is responsible for certain aspects of the administration and operation of the portfolio. Under the Services Agreement, the portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the portfolio and the other portfolios for which JPMIM acts as investment advisor (the "master portfolios") and J.P. Morgan Series Trust in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to FDI. The portion of this charge payable by the portfolio is determined by the proportionate share that its net assets bear to the net assets of the portfolio, the master portfolios, other investors in the master portfolios for which Morgan provides similar services and J.P. Morgan Series Trust. For the fiscal year ended May 31, 1999, the fee for these services amounted to $56,809.

   d) The portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the trustees in exercising their overall supervisory responsibilities for the portfolio's affairs. The trustees of the portfolio represent all the existing shareholders of Group. For the fiscal year ended May 31, 1999, the portfolio's allocated portion of Group's costs in performing its services amounted to $5,046 .

THE U.S. SMALL COMPANY OPPORTUNITIES PORTFOLIO
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
MAY 31, 1999
--------------------------------------------------------------------------------

   e) An aggregate annual fee of $75,000 is paid to each trustee for serving as a trustee of the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, the master portfolios and J.P. Morgan Series Trust. The Trustees' Fees and Expenses shown in the financial statements represents the portfolio's allocated portion of the total fees and expenses. The portfolio's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $1,000.

3. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the fiscal year ended May 31, 1999 were as follows:

COST OF               PROCEEDS
   PURCHASES         FROM SALES
-----------------   ------------
$334,816,748......  $230,736,529

4. CREDIT AGREEMENT

The portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the fund's Notes to the Financial Statements which are included elsewhere in this report.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Investors of
The U.S. Small Company Opportunities Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The U.S. Small Company Opportunities Portfolio (the "portfolio") at May 31, 1999, the results of its operations for the year then ended, the changes in its net assets and the supplementary data for the year then ended and for the period June 16, 1997 (commencement of operations) through May 31, 1998, in conformity with generally accepted accounting principles. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
July 14, 1999

J.P. MORGAN FUNDS

     PRIME MONEY MARKET FUND

     FEDERAL MONEY MARKET FUND

     TAX EXEMPT MONEY MARKET FUND

     TAX AWARE ENHANCED INCOME FUND: SELECT SHARES

     SHORT TERM BOND FUND

     BOND FUND

     GLOBAL STRATEGIC INCOME FUND

     EMERGING MARKETS DEBT FUND

     TAX EXEMPT BOND FUND

     NEW YORK TAX EXEMPT BOND FUND

     CALIFORNIA BOND FUND: SELECT SHARES

     DIVERSIFIED FUND

     DISCIPLINED EQUITY FUND

     U.S. EQUITY FUND

     U.S. SMALL COMPANY FUND

     U.S. SMALL COMPANY OPPORTUNITIES FUND

     TAX AWARE U.S. EQUITY FUND: SELECT SHARES

     INTERNATIONAL EQUITY FUND

     EUROPEAN EQUITY FUND

     INTERNATIONAL OPPORTUNITIES FUND

     EMERGING MARKETS EQUITY FUND

     GLOBAL 50 FUND: SELECT SHARES

FOR MORE INFORMATION ON THE J.P. MORGAN
FUNDS, CALL J.P. MORGAN FUNDS SERVICES AT
(800) 521-5411.
IM0466


J.P. MORGAN
U.S. SMALL COMPANY
OPPORTUNITIES
FUND


ANNUAL REPORT
MAY 31, 1999